UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 2054

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2026, the Boards of Directors (the “Boards”) of Eagle Bancorp Montana, Inc. (the “Company”) and Opportunity Bank of Montana, the Company’s wholly-owned subsidiary (the “Bank”) approved amendments to the Salary Continuation Agreements of Laura F. Clark (the “Clark Agreement”), the Company’s Chief Executive Officer, and Miranda J. Spaulding (the “Spaulding Agreement”, the Company’s Executive Vice President and Chief Financial Officer.

The Fifth Amendment to the Salary Continuation Agreement of Ms. Clark provides an increase in the annual benefit under the Salary Continuation Agreement. The Clark Agreement provides an increase in the annual benefit under the Salary Continuation Agreement, from $46,000 to $86,500 if her separation from service occurs on or after May 1, 2027. The Clark Agreement is effective October 1, 2026.

The Second Amendment to the Salary Continuation Agreement of Ms. Spaulding provides an increase in the annual benefit under the Salary Continuation Agreement, from $99,500 to $136,500, effective October 1, 2026.

The foregoing descriptions of the Clark Agreement and Spaulding Agreement are qualified in its entirety by reference to the amendments, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the Boards approved a Salary Continuation Agreement entered into by the Bank and P. Darryl Rensmon (the “Rensmon Agreement”), the Company’s President and Chief Operating Officer, which provides for a fixed retirement benefit of $47,500 annually, payable in monthly installments for his lifetime, upon termination of employment at age 70. The Rensmon Agreement also provides for partial payments in the event of early termination or death.

The description of the Rensmon Agreement is qualified in its entirety by reference to the Rensmon Agreement, which is included as Exhibit 10.3 of this Current Report on Form 8-K and is incorporated herein.

Item 9.01         Financial Statements and Exhibits

(d) The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

10.1	Fifth Amendment to Salary Continuation Agreement between Opportunity Bank of Montana and Laura F. Clark adopted September 28, 2026.

10.2	Second Amendment to Salary Continuation Agreement between Opportunity Bank of Montana and Miranda J. Spaulding adopted September 28, 2026.

10.3	Salary Continuation Agreement between Opportunity Bank of Montana and P. Darryl Rensmon adopted September 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: October 1, 2026	By:	/s/ Laura F. Clark
Laura F. Clark
Chief Executive Officer